USAA TAX EXEMPT SHORT-TERM FUND Fund Shares/USSTX ■ Adviser Shares/UTESX	SUMMARY PROSPECTUS August 1, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at usaa.com/prospectus. You can also get this information at no cost by calling (800) 531-USAA (8722) or by sending an e-mail request to prospectus@usaa.com. The Fund’s prospectus and SAI dated August 1, 2014, are incorporated herein by reference.

INVESTMENT OBJECTIVE

The USAA Tax Exempt Short-Term Fund (the Fund) provides investors with interest income that is exempt from federal income tax.

FEES AND EXPENSES

The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.

Shareholder Fees (fees paid directly from your investment)

	Fund Shares	Adviser Shares
Redemption Fee (on shares held less than 60 days)	None	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Fund Shares	Adviser Shares
Management Fee (fluctuates based on the Fund’s performance relative to a securities market index)	0.33%	0.31%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.22%	0.38%
Total Annual Operating Expenses	0.55%	0.94%
Reimbursement From Adviser	N/A	(0.14)%(a)
Total Annual Operating Expenses After Reimbursement	0.55%	0.80%

(a) The Adviser has agreed, through August 1, 2015, to make payments or waive management, administration, and other fees to limit the expenses of the Adviser Shares so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.80% of the Adviser Shares’ average daily net assets. This arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Adviser at any time after August 1, 2015.

Example

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense limitation arrangement for the Adviser Shares is not continued.

	1 Year	3 Years	5 Years	10 Years

Fund Shares	$56	$176	$307	$689
Adviser Shares	$96	$300	$520	$1,155

Portfolio Turnover

The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

For the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in investment-grade securities the interest from which is exempt from federal income tax (referred to herein as “tax-exempt securities”). During normal market conditions, at least 80% of the Fund’s net assets will consist of tax-exempt securities. The Fund’s dollar-weighted average portfolio maturity is three years or less.

PRINCIPAL RISKS

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

The securities held in the Fund’s portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income instrument will fail to make timely interest and principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All securities varying from the highest quality to very speculative have some degree of credit risk.

As a mutual fund that has the ability to invest in bonds, there is a risk that the market value of the bonds in the Fund’s portfolio will fluctuate because of changes in interest rates, changes in supply and demand for tax-exempt securities, or other market factors. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

During a period of declining interest rates, many municipal bonds may be “called,” or redeemed, by the issuer before the stated maturity. An issuer might call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. When bonds are called, the Fund is affected in several ways. Most likely, the Fund must reinvest the bond-call proceeds at lower interest rates. The Fund’s income may drop as a result. The Fund also may realize a taxable capital gain.

In addition, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt a Fund’s performance.

Some tax-exempt securities are subject to special risks due to their unique structure. For instance, variable-rate demand notes (VRDNs) generally are long-term municipal bonds combined with a demand feature, which represents the right to sell the instrument back to the remarketer or liquidity provider, usually a bank, for repurchase on short notice, normally one day or seven days. Because the demand feature is dependent upon the bank, the Fund will only purchase VRDNs of this type where it believes that the banks would be able to honor their guarantees on the demand feature. Some VRDNs, sometimes referred to as “structured instruments” or “synthetic instruments,” are created by combining an intermediate- or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a “tender option.” However, the tender option usually is subject to a conditional guarantee, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. Because there is the risk that the Fund will not be able to exercise the demand feature at all times, it will not purchase a synthetic instrument of this type unless it believes there is only minimal risk that it will not be able to exercise the tender option at all times. The Fund will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that interest paid on the instrument is entitled to tax-exempt treatment.

An investment in this Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and Adviser Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares’ volatility and performance from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund’s benchmark index and an additional index of funds with similar investment objectives.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the most current price, total return, and yield information for this Fund, log on to usaa.com or call (800) 531-USAA (8722).

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31

SIX-MONTH YTD TOTAL RETURN
1.05% (6/30/14)

BEST QUARTER*	WORST QUARTER*
2.35% 1st Qtr. 2009	-0.85% 2nd Qtr. 2004

* Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. Please note that after-tax returns are shown only for the Fund Shares and may differ for the Adviser Shares.

AVERAGE ANNUAL TOTAL RETURNS
For The Periods Ended December 31, 2013

	Past	Past	Past
	1 Year	5 Years	10 Years

Tax Exempt Short-Term Fund Shares
Return Before Taxes	0.66%	3.46%	2.87%
Return After Taxes on Distributions	0.66%	3.46%	2.87%
Return After Taxes on Distributions and Sale of Fund Shares	1.18%	3.27%	2.90%

	Past			Inception Date
	1 Year			08/01/10

Tax Exempt Short-Term Fund Adviser Shares
Return Before Taxes	0.31%	-	-	1.97%

	Past	Past	Past	Inception Date
	1 Year	5 Years	10 Years	08/01/10

Indexes
Barclays Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.55%	5.89%	4.29%	3.57%
Lipper Short Municipal Debt Funds Index (reflects no deduction for taxes)	0.40%	2.04%	2.03%	1.28%

INVESTMENT ADVISER

USAA Asset Management Company (AMCO)

PORTFOLIO MANAGER(S)

Regina G. Shafer, CFA, Assistant Vice President of Fixed Income Mutual Fund Portfolios, has managed the Fund since June 2003.

Diederik Olijslager, Executive Director and Associate Portfolio Manager of Tax-Exempt Mutual Funds, has co-managed the Fund since August 2013.

PURCHASE AND SALE OF SHARES

Fund Shares:
You may purchase or sell shares of the Fund on any business day through our website at usaa.com or mobile.usaa.com; by mail at P.O. Box 659453, San Antonio, Texas 78265-9453; by telephone (800) 531-USAA (8722); or by fax to (800) 292-8177. You also may purchase or sell shares of the Fund through USAA Brokerage Services and certain other financial intermediaries.

•	Minimum initial purchase: $3,000
•	Minimum subsequent investment: $50

Adviser Shares:
Adviser Shares are available for investment through financial intermediaries. Your ability to purchase, exchange, sell, and transfer shares will be affected by the policies of the financial intermediary through which you do business. The minimum initial purchase is $3,000; however, financial intermediaries may set different investment minimums of the Adviser Shares in certain circumstances.

TAX INFORMATION

While the Fund is managed so that at least 80% of its annual interest income will be exempt from federal income tax, it may invest up to 20% of its assets in securities that generate income not exempt from that tax. The income exemption for federal income tax purposes does not necessarily mean that income is exempt under the income or other tax laws of any state or local taxing authority. Distributions of the Fund’s tax-exempt interest income also may be a tax preference item for purposes of the federal alternative minimum tax. Net capital gains distributed by or reinvested in the Fund will be taxable. In addition, gains, if any, on the redemption of the Fund’s shares will be taxable. The Fund is not recommended for tax-deferred arrangements, such as individual retirement accounts or 401(k) plans.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

98038-0814

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